Exhibit 99.2

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PERKINELMER, INC.

Restricted Stock Unit Agreement

2019 Stock Incentive Plan

This Restricted Stock Unit Agreement is made as of the Grant Date set forth below between PerkinElmer, Inc., a Massachusetts corporation (the “Company”), and the Participant named below.

NOTICE OF GRANT

Name of Participant (the “Participant”):

Grant Date:

Number of Restricted Stock Units (the “Units”):

Vesting Schedule:

Vesting Date	Number of Units that Vest

[Enter vesting schedule here]

Except as provided herein, all vesting is dependent on the Participant’s continuous service as a director of the Company through the Vesting Date.

This agreement includes this Notice of Grant and the following Exhibits, which are expressly incorporated by reference in their entirety herein:

Exhibit A – General Terms and Conditions

Exhibit B – 2019 Stock Incentive Plan

Please confirm your acceptance of this restricted stock unit award and of the terms and conditions of this agreement by signing a copy of this agreement where indicated below.

PERKINELMER, INC.	PARTICIPANT

Name:	Name:
Title:	Address:

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Restricted Stock Unit Agreement

2019 Stock Incentive Plan

EXHIBIT A

GENERAL TERMS AND CONDITIONS

The terms and conditions of the award of Units made to the Participant, as set forth in the Notice of Grant that forms part of this agreement (the “Notice of Grant”), are as follows:

1.    Grant of Units.

(a)    Grant. For valuable consideration, receipt of which is acknowledged, the Company has granted to the Participant, subject to the terms and conditions set forth in this agreement and in the Company’s 2019 Stock Incentive Plan (the “Plan”), an award with respect to the number of Units set forth in the Notice of Grant. Each Unit represents the right to receive one share of common stock, $1.00 par value per share, of the Company (the “Common Stock”) upon vesting of the Unit, determined in accordance with and subject to the terms and conditions set forth herein. The shares of Common Stock that are issuable upon vesting of the Units are referred to in this agreement as “Shares.” Participant agrees that the Units shall be subject to vesting as set forth in Section 2 of this agreement.

(b)    Forfeiture. If the Participant’s service as a member of the board of directors of the Company (or, if applicable, the board of directors of a successor corporation to the Company)(the “Board”) ceases for any reason or no reason before the Units vest, in accordance with Section 2 of this agreement, in full, all of the Units that are unvested as of the time the Participant’s service as a director ceases (after giving effect to any vesting that occurs upon such cessation pursuant to Section 2 of this agreement) shall be immediately forfeited to the Company.

2.    Vesting. The Units will vest as provided in (a) through (c) below:

(a)    Generally. The Units shall vest in accordance with the Vesting Schedule set forth in the Notice of Grant. Upon the vesting of the Unit, the Company will deliver to the Participant, for each Unit that becomes vested, one share of Common Stock.

(b)    Retirement. 100% of the Units shall vest upon the retirement (which, for purposes of this agreement means the Participant’s termination of service as a director at a time when he or she has both attained age 55 and has had 10 years of service as a director), death or total disability of the Participant on or before the date the Participant would have become vested in the Units pursuant to paragraph (a) above; or

(c)    Change in Control Event. 100% of the Units shall vest upon the termination of a Participant’s service as a director of the Company on or before the date the Participant would have become vested in the Units pursuant to paragraph (a) above and within the twelve-month period following a Change in Control Event. For purposes of this Agreement, a “Change in Control Event” means an event or occurrence set forth in one or more of paragraphs (i) to (iv) below (including an event or occurrence that constitutes a Change in Control Event under one of such subsections but that is specifically exempted under another such subsection):

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(i)    The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control Event: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion, or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of paragraph (ii) of this Section 2(c);

(ii)    Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board, where the term “Continuing Director” means at any date a member of the Board (A) who is a member of the Board on the date of the execution of this Agreement, or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(iii)    The consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals or entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then- outstanding securities entitled to vote generally in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or indirectly through one or more other entities) (such

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resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (B) no Person beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv)    Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Absent a determination otherwise by the Committee, the Participant must remain a director of the Company through the vesting date to be entitled to vest in the Units.

3.    Payment.

(a)    Within 60 days following the vesting date(s) of the Units pursuant to Section 2 above, the Company shall distribute to the Participant (or to the Participant’s estate in the event of death) the Shares of Common Stock represented by Units that vested on such vesting date.

(b)    The Company shall not be obligated to issue to the Participant the Shares upon the vesting of any Unit (or otherwise) unless the issuance and delivery of such Shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of Common Stock may be issued.

4.    Restrictions on Transfer. The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Units except by will or the laws of descent and distribution, and no amounts deferred under this Agreement, or any rights therein, shall be subject in any manner to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy, lien, attachment, garnishment, debt or other charge or disposition of any kind.

5.    Dividend and Other Shareholder Rights. Except as set forth in the Plan, neither the Participant nor any person claiming under or through the Participant shall be, or have any rights or privileges of, a stockholder of the Company in respect to the Shares issuable pursuant to the Units granted hereunder until the Shares have been delivered to the Participant.

6.    Provisions of the Plan This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Plan.

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7.    Adjustments for Stock Splits, Stock Dividends, Etc.

(a)    If from time to time during the term of this Agreement, there is any stock split-up, reverse stock split, stock dividend, stock distribution, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization event or other reclassification of the Common Stock of the Company, or any distribution to holders of Common Stock other than a normal cash dividend, then a Unit shall become the right to receive, subject to the vesting and payment provisions described herein, any and all such new, substituted or additional securities or cash as if the Unit represented a share of Common Stock.

(b)    If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, other than one that constitutes a Change in Control Event for the purposes of Section 2 of this Agreement, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor and a Unit shall become the right to receive, subject to the vesting and payment provisions described herein, any and all such new, substituted or additional securities or cash as if the Unit represented a share of Common Stock.

8.    Tax Matters; No Section 83(b) Election. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant acknowledges that no election under Section 83(b) of the Internal Revenue Code of 1986 may be filed with respect to this award.

9.    Miscellaneous.

(a)    No Rights to Continued Appointment. The Participant acknowledges and agrees that the vesting of the Units pursuant to Section 2 hereof is earned only by continuing service as a director of the Company and satisfying the other terms and conditions set forth in Section 2. The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement for the vesting period, for any period, or at all.

(b)    Compliance with Section 409A. This Agreement is intended to provide an arrangement that is either exempt from or compliant with Code Section 409A, and shall be interpreted consistent with that intent.

(c)    Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(d)    Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.

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(e)    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

(f)    Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.

(h)    Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(i)    Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of laws.

(j)    Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read and understands this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP, is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

(k)    Unfunded Rights. The right of the Participant to receive Common Stock pursuant to this Agreement is an unfunded and unsecured obligation of the Company. The Participant shall have no rights under this Agreement other than those of an unsecured general creditor of the Company.

(l)    Electronic Delivery and Acceptance. The Company has decided to deliver documents related to current or future participation in the Plan by electronic means and to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through the on-line system of the Company’s stock plan administrator, or any other on-line system or electronic means that the Company may decide, in its sole discretion, to use in the future. PLEASE NOTE: The Participant’s designation/election via the website of the Company’s stock plan administrator that the Participant has read and accepted the terms of this agreement and the terms and conditions of the Plan is considered the Participant’s electronic signature and the Participant’s express consent to this agreement and the terms and conditions set forth in the Plan..